ETF2 SA1 12/24

FRANKLIN TEMPLETON ETF TRUST
SUPPLEMENT DATED DECEMBER 9, 2024
TO THE STATEMENT OF ADDITIONAL INFORMATION (“SAI”)
DATED AUGUST 1, 2024, OF
FRANKLIN ULTRA SHORT BOND ETF (THE “FUND”)

The Fund’s SAI is hereby revised as follows:

I. The following replaces the third sentence under “Goals, Strategies and Risks—Non-Fundamental Investment Policies—Franklin Ultra Short Bond ETF (Ultra Short Bond ETF)” on page 7 of the SAI:

Bonds include, but are not limited to, a variety of fixed and variable rate debt obligations, including government and corporate debt securities, money market instruments and municipal securities.

II. The first two bullet points under “Goals, Strategies and Risks—Additional Strategies—Ultra Short Bond ETF” on page 9 of the SAI are hereby deleted.

Please keep this supplement for future reference.